EXHIBIT 99.3

                             CURIOUS STOCK AGREEMENT

          THIS AGREEMENT, dated as of July 27, effective as of August 1, 1999, is made by and among CHILDREN'S BROADCASTING CORPORATION, a Minnesota corporation (referred to herein as "CBC"); HARMONY HOLDINGS, INC., a Delaware corporation (referred to herein as "HHI"); and SUSAN HOLDEN; STEPHEN OAKES; RICHARD WINKLER; AND DAVID STARR , as individuals (collectively referred to herein as "CP Management").

                              W I T N E S S E T H:

          THAT, WHEREAS, contemporaneously herewith and incorporated herein, CP Management, HHI, Curious Pictures Corporation ("Curious") and CBC have entered into an agreement whereby CP Management agreed to sell, transfer and assign their one (1) share of Curious Common Stock ("Curious Share") and their interest in the Option and Share Transfer Agreement dated as of December 15, 1996 among CP Management, Curious and HHI ("Option Agreement") to CBC, and CBC agreed to purchase such Curious Share and the Option Agreement, and HHI consented to such sale, transfer and assignment (the "Purchase Agreement");

          WHEREAS, contemporaneously herewith and incorporated herein, each member of CP Management has entered into five (5) year employment agreements with Curious;

          WHEREAS, as consideration for entering into the Purchase Agreement and employment agreements, HHI is desirous of transferring certain shares of Curious' common stock owned by HHI to members of CP Management; members of CP Management are desirous of having certain put rights to such shares to CBC; and CBC is desirous of having certain call rights to such shares on the terms and conditions set forth herein; and

          NOW, THEREFORE, in consideration of the foregoing and the covenants, representations and warranties hereinafter in this Agreement set forth, the parties hereto hereby agree as follows:

1.        CURIOUS SHARES.

          1.1 RIGHT TO ACQUIRE. Subject to the provisions set forth herein, the parties agree that on December 31, 1999 and each year thereafter until December 31, 2003, each member

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                    of CP Management will each receive the option to acquire 1 share which represents 1% of the issued and outstanding common stock of Curious from HHI up to an aggregate of 5 shares per member. Such member shall provide HHI with written notice of his/her right to receive such share(s) in the form attached hereto and incorporated herein as Exhibit A.

          1.2       PUT AGREEMENT.

                    1.2.1 CP MANAGEMENT'S EMPLOYMENT AGREEMENTS. On December 31, 2002, provided that his/her employment agreement has not been terminated pursuant to Section 5(a) or (b) of his/her employment agreement, each member of CP Management shall have the right to put 2 shares of Curious Common Stock to CBC. On December 31, 2003, provided that his/her employment agreement has not been terminated pursuant to Section 5(a) or (b) of his/her employment agreement, each member of CP Management shall have the right to put an additional 2 shares of Curious Stock to CBC. Each member shall have the right to put his/her remaining 1 share of Curious common stock to CBC on December 31, 2004 only in the event that the member entered into an extension of his/her employment agreement for a term of at least one (1) additional year through December 31, 2004 and such member's employment agreement was not terminated pursuant to Section 5(a) or 5(b) of that employment agreement. Each member shall provide CBC with written notice in the form attached hereto and incorporated herein as Exhibit B of his/her intent to put such share(s) to CBC.

                    1.2.2 CP MANAGEMENT'S EMPLOYMENT IS TERMINATED UNDER SECTION 5(a). In the event a member of CP Management's employment is terminated due to death of member under Section 5(a), the estate of such member shall be entitled to put all of member's 4 shares of the Curious common stock to CBC immediately upon such termination, even if such amount had not yet been earned at the time of termination. In the event a member of CP Management's employment is terminated due to disability and such member is not re-employed under Section 5(a) of his/her employment agreement, such member shall be entitled to put all of his/her 4 shares of Curious common stock to CBC on the first day of the thirteenth month following such termination for disability, even if such amount had not yet been earned at the time of termination.

                    1.2.3 CP MANAGEMENT'S EMPLOYMENT IS TERMINATED UNDER SECTION 5(b). In the event a member of CP Management's employment is terminated under Section 5(b) of that member's employment agreement, any and all put rights which that member may have or may have been entitled to receive shall terminate upon such termination.

                    1.2.4 CP MANAGEMENT'S EMPLOYMENT IS TERMINATED UNDER SECTION 5(c). In the event Curious terminates a member's employment pursuant to Section 5(c) of that member's employment agreement, that member shall be entitled to put all of his/her 4 shares of the Curious common stock to CBC immediately upon such termination, even if such amount had not yet been earned at the time of termination by Curious.

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                    1.2.5 PUT PRICE. The parties agree that the consideration
                    for each share put shall be $96,774 per share. Unless otherwise terminated as set forth herein, CP Management shall have until March 31, 2005 to exercise his/her put rights.

          1.3 CALL AGREEMENT. In the event a member of CP Management does not put his/her shares to HHI by March 31, 2005, CBC shall have the right to call such shares from CP Management at anytime commencing after June 1, 2005. The parties agree that the consideration for each share called shall be $96,774 per share. CBC shall provide the members of CP Management with written notice in the form attached hereto and incorporated herein as Exhibit C of its intent to call such share(s) from CP Management.

2. RESTRICTION ON TRANSFER. CBC and each member of CP Management hereby agrees that for as long as this Agreement remains in effect, it/he/she will not sell, transfer or otherwise dispose of (or enter into a binding agreement to sell, transfer or otherwise dispose of) all or any of its/his/her shares of or rights to acquire Curious common stock, now owned or hereafter acquired (the "Shares") except in compliance with this Agreement.

3. RIGHT OF CO-SALE. Except as hereinafter provided, each of the parties hereto agrees that it/he/she will not sell, transfer or otherwise dispose of any of the Shares or of any rights to acquire Shares unless the other party hereto is given the right to participate as a seller in such transaction on a pro rata basis as of the date of receipt of written notice described in Section 8.3 of this Agreement. The following sales, transfers or other disposals of Shares shall not be covered by this right of co-sale:

          (a) sales of Shares by any of the parties to this Agreement in a bona fide underwritten public offering pursuant to a registration statement filed by Curious under the Securities Act of 1933;

          (b) transfers or sales of a Share by a member of CP Management pursuant to the exercise of such member of his/her right require CBC to purchase such Share(s) pursuant to Section
                    1.2 of this Agreement, or transfers or sales of Shares to CBC pursuant to CBC's exercise of its right to purchase any Shares pursuant to Section 1.3 of this Agreement;

          (c) sales or transfers by CBC to any parent or subsidiary of CBC.

          In the event of any distribution of the Shares to the public shareholders of CBC, this Agreement shall cease to exist with respect to such Shares after such distribution has been affected. The provisions of subsection
(a) above shall not apply to the members of CP Management during the period in which CBC has the right to purchase the Shares from the members of CP Management pursuant to Section 1.3 of this Agreement.

4. CO-SALE PROCEDURES. Each party to this Agreement to which the right of co-sale provided in Section 3 of this Agreement applies shall give prompt written notice to each other party to this Agreement in the event it/he/she has a present intention to sell, transfer or otherwise dispose

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          of any Shares in a transaction subject to the right of co-sale, and each other party receiving such notice shall notify the party giving the notice within fifteen (15) calender days following receipt of such notice as to whether it wishes to participate in such transaction and bear a pro rata portion of the expenses incident thereto, with all negotiations leading to the consummation of such transaction to be conducted thereafter by the party contemplating such sale. Failure to respond to such notice within such 15 day period shall be deemed a declination of any right to participate in such transaction, provided that (i) such transaction is fully closed and consummated within 180 days of the expiration of such 15 day notice period; (ii) the terms of the actual transaction include no fewer or greater number of Shares than those set forth in such notice; and (iii) no purchasers or ultimate legal or beneficial holders of the Shares are involved in the transaction other than those disclosed in such notice. Failure to meet any of the foregoing conditions shall require that a new notification and right of co-sale with regard to such transaction under this section.

5.        LEGENDS AND STOP TRANSFER ORDERS.

          (a) Legend Covering This Agreement. CBC and each member of CP Management shall promptly add the following legend to each of the certificates representing Shares heretofore or hereafter issued to it/him/her and standing in its/his/her name on the books of Curious and, so long as this Agreement shall remain in full force and effect, it/he/she shall add (and hereby directs Curious, as well as any transfer agent appointed by Curious, to add) such legend to any and all Shares issued to it/him/her, such legend to be and remain upon such certificates, as well as any re-issuance thereof unless and untl removed pursuant to Section 5(c) below:

                              "The securities represented by this certificate are subject to certain transfer restrictions and co-sale rights set forth in an agreement, dated July 30, 1999, between the registered owner of such securities and certain other persons, and may not be sold, transferred or otherwise disposed of except in compliance with the terms of such agreement, a copy of which is available for inspection in the principal office of the issuer of such securities."

          (b) Stop Transfer Order. A stop transfer order shall be placed with Curious, as well as any transfer agent appointed by Curious, preventing transfer of any of the securities referred to in Section 5(a) pending compliance with the conditions set forth in any such legend.

          (c) Removal of Legends. Any legend endorsed on a certificate or instrument evidencing a security subject to this Agreement shall be removed, and Curious shall be authorized to issue a certificate or instrument without such legend to the holder of such security, if this Agreement has expired by its terms or such security is being disposed of pursuant to the terms of this Agreement in a transaction which upon completion will leave the Shares free and clear of this Agreement, and, in either event, the holder of such security provides Curious and the other parties to this Agreement with an opinion of counsel for such holder to such effect.

5. TERM OF AGREEEMENT. The co-sale rights of this Agreement shall terminate and expire on


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          seventh anniversary of the date of this Agreement.

6. INDEMNIFICATION. Each party hereby indemnifies and agrees to hold harmless the other parties from and against all claims, damages, losses, liabilities, costs and expenses (including, without limitation, settlement costs and any legal, accounting or other expenses of investigating or defending any actions or threatened actions) in connection with any breach of any representation, warranty, covenant, agreement or obligation of such party contained in this Agreement.

7. Each of the parties hereto expressly represents and warrants to each other party that it/she/he has the full right, power, authority and capacity, and is free, without restriction to enter into this Agreement.

8.        MISCELLANEOUS PROVISIONS.

          8.1 EXECUTION OF DOCUMENTS. The parties agree to execute all applications, documents and instruments which may be reasonably necessary for the consummation of the transactions contemplated hereunder, or which might be from time to time reasonably requested by any party hereto in connection therewith, whether before or after the date of this Agreement.

          8.2 CHANGES, WAIVERS, ETC. Neither this Agreement nor any provision thereof may be changed, amended, waived, discharged or terminated orally, but only in writing signed by all parties to this Agreement.

          8.3 NOTICES. All notices, requests, elections, demands and other communications given pursuant to this Agreement shall be in writing and shall be duly given when delivered personally or by facsimile transmission (upon receipt of confirmation) or when deposited in the mail, certified or registered mail, postage prepaid, return receipt requested, and shall be addressed as follows:

                    If to CBC:

                    Mr. Christopher T. Dahl
                    Children's Broadcasting Corporation
                    5501 Excelsior Boulevard
                    Minneapolis, Minnesota 55416
                    Facsimile: (612) 926-7946

                    with copy to:

                    Jill Theis, Esq.
                    Children's Broadcasting Corporation
                    5501 Excelsior Boulevard
                    Minneapolis, Minnesota 55416
                    Facsimile: (612) 925-8845

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                    If to HHI:

                    Mr. Christopher T. Dahl
                    Harmony Holdings, Inc.
                    5501 Excelsior Boulevard
                    Minneapolis, Minnesota 55416
                    Facsimile: (612) 926-7946

                    with copy to:

                    Jill Theis, Esq.
                    Harmony Holdings, Inc.
                    5501 Excelsior Boulevard
                    Minneapolis, Minnesota 55416
                    Facsimile: (612) 925-8845

                    If to CP Management:

                    Susan Holden, Stephen Oakes, Richard Winkler, David Starr c/o Curious Pictures Corporation
                    440 Lafayette Street
                    New York, New York 10003
                    Facsimile: (212) 674-0081

                    With copy to:

                    David Wollmuth, Esq.
                    WOLLMUTH, MAHER & DEUTSCH, LLP
                    516 Fifth Avenue, 12th Floor
                    New York, New York 10036
                    Facsimile: (212) 382-0050

          8.4. EXHIBITS. All Exhibits referred to herein are incorporated into this Agreement by reference for all purposes and shall be deemed part of this Agreement.

          8.5. ASSIGNABILITY. None of the parties may assign their rights or obligations under this Agreement without the prior written consent of the other parties which shall not be unreasonably withheld or delayed, except that CBC, HHI and Curious may make an assignment to a parent, subsidiary, affiliate or successor of such party and each member of CP Management may make an assignment to an entity that is controlled by and 100% owned by such member.

          8.6. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the representatives, heirs, estates, successors, and assigns of the parties hereto.

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          8.7.      HEADING. The headings contained in this Agreement are for
                    reference only and shall not effect in any way the meaning or interpretation of this Agreement.

          8.8. COUNTERPARTS. This Agreement and any other instrument to be signed by the parties hereto may be executed by the parties, together or separately, in two or more identical counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

          8.9 CLAUSES SEVERABLE. The provisions of this Agreement are severable. If any provision of this Agreement or the application thereof to any person or circumstance is held invalid, the provision or its application shall be modified to the extent possible to reflect the expressed intent of the parties but in any event, invalidity shall not affect other provisions or applications of this Agreement which can be given effect without the invalid provision or application.


          IN WITNESS WHEREOF, the parties hereto, by their properly authorized representatives, have caused this Agreement to be executed as of the day and date first above written.


CHILDREN'S BROADCASTING                      HARMONY HOLDINGS, INC.,
CORPORATION, a Minnesota corporation         a Delaware corporation

By:   /s/ Christopher T. Dahl                By:   /s/ James G. Gilbertson
      -----------------------                      -----------------------

Its:  Chief Executive Officer                Its:  Chief Operating Officer
      -----------------------                      -----------------------



                                  CP MANAGEMENT

/s/ Stephen Oakes                                  /s/ Richard Winkler
-----------------                                  -------------------
Stephen Oakes                                      Richard Winkler



/s/ David Starr                                    /s/ Susan Holden
-----------------                                  -------------------
David Starr                                        Susan Holden